Exhibit 99.1


CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of ADDvantage Technologies Group, Inc. (the "Company") on Form 10-QSB for the fiscal quarter ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth A. Chymiak, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec 1350, as adopted pursuant to Sec 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    /S/ Kenneth A. Chymiak
    --------------------------
    Kenneth A. Chymiak
    Chief Executive Officer and Chief Financial Officer
    February 7, 2003